                                                                      EXHIBIT 24

                      STATEMENT APPOINTING DESIGNATED FILER

        The undersigned entities and individuals (the "Reporting Persons")
hereby designate MITSUI & CO. VENTURE PARTNERS II, L.P. (the "Designated Filer")
as the designated beneficial owner to make filings of Schedules 13D and 13G (and any amendments thereto) pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and of Forms 3, 4 and 5 pursuant to Section 16(a)
of the Exchange Act (collectively, the "Reports") with respect to the securities of Cardiovascular Systems, Inc. (the "Company").

        The authority of the Designated Filer under this document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file any Reports with respect to such Reporting Person's ownership of, or transactions in, securities of the Company, or unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer is not assuming any of the Reporting Person's responsibilities to comply with Section
13(d) or Section 16 of the Exchange Act.

Date: December 29, 2008

                                        MITSUI & CO. VENTURE PARTNERS II, L.P.

                                        By: Mitsui & Co. Venture Partners, Inc.,
                                             its General Partner

                                            By: /s/ Taro Inaba
                                                -------------------------------
                                                Name: Taro Inaba
                                                Title: President and CEO

                                        MITSUI & CO. VENTURE PARTNERS, INC.

                                            By: /s/ Taro Inaba
                                                -------------------------------
                                                Name: Taro Inaba
                                                Title: President and CEO

                                        MITSUI & CO., LTD

                                            By: /s/ Tsutomu Yoshida
                                                -------------------------------
                                                Name: Tsutomu Yoshida
                                                Title: General Manager